UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 5, 2010

Dover Saddlery, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51624	04-3438294
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

525 Great Road, P.O. Box 1100, Littleton, Massachusetts		01460
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	978-952-8062

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.03 Material Modifications to Rights of Security Holders.

At the Annual Meeting of the Stockholders of Dover Saddlery, Inc. held on May 5, 2010, the stockholders approved the proposal to amend and restate the registrant’s 2005 Equity Incentive Plan, including an increase in the number of shares available under the plan by 500,000 shares and an extension of the term to April 6, 2020. A copy of the Amended and Restated 2005 Equity Incentive Plan is attached hereto as Exhibit 10.67.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Stockholders of Dover Saddlery, Inc. was held on May 5, 2010 at 12:30 P.M. (U.S. EDT), at the Downtown Harvard Club of Boston, One Federal Street, 38th Floor, Boston, Massachusetts 02110. A total of 5,032,454 shares of the Company’s common stock were present or represented by proxy at the meeting, representing more than 95.6% of the Company’s shares outstanding as of the March 8, 2010 record date.

The matters submitted for a vote and the related results were as follows:

Proposal No. 1: To elect three Class II directors to serve until the 2013 annual meeting or until their respective successors are elected and have been qualified.

The results of the votes cast were as follows:

Director	For	Withheld	Abstain	Broker Non-Votes
Jonathan A.R. Grylls	4,392,303	—	123,891	516,260
David J. Powers	4,392,303	—	123,891	516,260
John W. Mitchell	4,512,472	—	3,722	516,260

Pursuant to the foregoing votes, the three Class II Director nominees listed above were elected to serve on the Company’s Board of Directors.

The names, classes and terms of the Directors continuing to serve in office are as follows:

Class III Directors (with terms expiring at the 2011 Annual Meeting, or until their successors are duly elected and qualified):

Stephen L. Day

James F. Powers

Class I Directors (with terms expiring at the 2012 Annual Meeting, or until their successors are duly elected and qualified):

Gregory F. Mulligan

David R. Pearce

Proposal No. 2: To approve an amendment of the Company’s 2005 Equity Incentive Plan (“Plan”) that would increase the number of shares of the Company’s common stock authorized for issuance under the Plan and extend the term of the Plan.

The results of the votes cast were as follows:

For	Withheld	Abstain	Broker Non-Votes

4,369,695	128,678	17,821	516,260

Pursuant to the foregoing vote, the stockholders approved the amendment of the Company’s 2005 Equity Incentive Plan (“Plan”).

Proposal No. 3: To ratify the selection of Caturano and Company, P.C. as the independent registered public accounting firm for the fiscal year ending December 31, 2010.

The results of the votes cast were as follows:

For	Withheld	Abstain	Broker Non-Votes
5,023,729	6,872	1,852	1

Pursuant to the foregoing vote, the stockholders ratified the selection of Caturano and Company, P.C. as the independent registered public accounting firm for the fiscal year ending December 31, 2010.

Item 9.01 Financial Statements and Exhibits

(d) A copy of the Amended and Restated 2005 Equity Incentive Plan, as approved by the registrant’s stockholders at the Annual Meeting of the Stockholders on May 5, 2010, is attached hereto as Exhibit 10.67.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dover Saddlery, Inc.

May 10, 2010	By:	/s/ Michael W. Bruns

Name: Michael W. Bruns
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.67	Amended and Restated 2005 Equity Incentive Plan